BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Shield® Level II Advisory Annuity

Supplement dated August 11, 2026

To

Prospectus dated April 27, 2026

This supplement describes certain changes to Appendix G: State Variations and Appendix H: Financial

Intermediary Variations for the prospectus referenced above. If you would like another copy of your prospectus, you may obtain one by visiting https://www.brighthousefinancial.com/resources/product-performance/
or calling us at (888) 243-1932. You may also access the Securities and Exchange

Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

In Appendix G: State Variations, the state variation for Massachusetts is deleted and replaced with the following:

State	Features or Benefit	Variation
Massachusetts	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

In Appendix H: Financial Intermediary Variations, the following is added as a financial intermediary variation:

Financial Intermediary	Features or Benefit	Variation
Merrill Lynch, Pierce, Fenner & Smith Inc.	Shield Options	Shield Options with 2 year Terms and Step Rate or Step Rate Edge are not available as initial Allocation Options. Par Cap Rate Fee Shield Options are not available as initial Allocation Options.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE